UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 1, 2022

CHASE CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	1-9852	11-1797126
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 University Avenue, Westwood, Massachusetts 02090

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (781) 332-0700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.10 par value	CCF	NYSE American

Section 2 – Financial Information

Item 2.01 – Completion of Acquisition or Disposition of Assets

On September 1, 2022, Chase Corporation (“Chase” or the “Company”) completed the acquisition of NuCera Solutions in accordance with the terms of the previously announced Stock Purchase Agreement by and among Chase, NuCera Holdings Inc. (“NuCera”), and NuCera Solutions Holdco LP, as seller. As contemplated by Items 9.01(a) and 9.01(b) of Form 8-K, this Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed September 6, 2022 (the “Initial Report”) to include the historical and pro forma financial statements as required in connection with the transaction. This amendment makes no other amendments to the Initial Report.

Section 9 — Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of NuCera as of and for the year ended December 31, 2021 are filed as Exhibit 99.3.

The unaudited consolidated financial statements of NuCera as of and for the six months ended June 30, 2022 are filed as Exhibit 99.4.

(b) Pro Forma Financial Information

Chase Corporation and NuCera unaudited pro forma condensed combined balance sheet as of August 31, 2022, unaudited pro forma condensed combined statement of operations for the fiscal year ended August 31, 2022, and accompanying notes are filed as Exhibit 99.5.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Chase Corporation on September 6, 2022 announcing the closing of the acquisition of NuCera (previously filed as Exhibit 99.1 to the Initial Report).
99.2	Consent of BDO USA, LLP, Independent Auditor of NuCera Holdings Inc.
99.3	The audited consolidated financial statements of NuCera Holdings Inc. as of and for the year ended December 31, 2021
99.4	The unaudited consolidated financial statements of NuCera Holdings Inc. as of and for the six months ended June 30, 2022
99.5

Chase Corporation and NuCera unaudited pro forma condensed combined balance sheet as of August 31, 2022, unaudited pro forma condensed combined statement of operations for the fiscal year ended August 31, 2022, and accompanying notes

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Chase Corporation

Dated: November 17, 2022	By:	/s/ Michael J. Bourque
Michael J. Bourque
Treasurer and Chief Financial Officer

3